EXHIBIT 99.1

Contacts:	Daniel J. Kohl, President/CEO
James M. McNeill, Sr. Vice President/CFO (770) 441-1580

Matthew Haines, Russo Partners (212) 845-4235

PSA HealthCare Announces

Second Quarter Financial Results

Norcross, GA. May 9, 2007 Pediatric Services of America, Inc. d/b/a PSA HealthCare (NASDAQ: PSAI) announced today financial results for the second quarter of fiscal year 2007, ended March 31, 2007.

Highlights of PSA’s results for the second quarter ended March 31, 2007, include:

•	Acquiring the pediatric assets of Americare At Home Inc., Wilko Enterprises, Inc., and Maternal Child Health, Inc.
•	Achieving 928,000 staffed hours in the PDN business.
•	Achieving revenue growth, including acquisitions, of 15% over second quarter of fiscal year 2006.

For the second quarter of fiscal 2007, net revenue from continuing operations was $33,644,000. Income before income tax expense from continuing operations was $6,000.

“We’ve made solid progress on the acquisition front. As we continue to grow, improving our profitability will be paramount” said Daniel J. Kohl President and CEO.

Conference Call

A conference call to discuss these results has been scheduled for Wednesday May 9, 2007 at 11:00 a.m. ET. The dial-in number for all Participants is 800-374-1702. Note: To join the Q&A session, please press the asterisk followed by 1. If you are unable to listen to the live broadcast, replays of the conference call will be available until May 23, 2007 by dialing 800-642-1687. To connect with the replay of the conference call, please refer to the PSA HealthCare Earnings Call, Passcode: 8491237 #.

PSA provides comprehensive pediatric home health care services through a network of over 54 branch offices in 18 states, including satellite offices and branch office start-ups. Through these offices, PSA provides a combination of services, including pediatric private duty nursing (PDN) and pediatric day treatment centers (PPECs). Additional information on PSA may be found on the Company’s website at http://www.psahealthcare.com.

NOTE: This press release contains certain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) relating to future financial performance of Pediatric Services of America, Inc. d/b/a PSA Healthcare (the “Company”). When used in this press release, the words “may,” “targets,” “goal,” “will,” “could,” “should,” “would,” “believe,” “feel,” “expects,” “confident,” “anticipate,” “estimate,” “intend,” “plan,” “potential” and similar expressions may be indicative of forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the Company’s control. The Company cautions that various factors, including the factors described hereunder and those discussed in the Company’s other filings with the Securities and Exchange Commission, as well as general economic conditions, industry trends, the Company’s proposed merger with Portfolio Logic LLC (or its failure to complete that merger because of a number of factors, including the failure to obtain the requisite approval of its stockholders and the failure to satisfy other closing conditions), the Company’s anticipated uses of the proceeds from the sale of its Pharmacy and RTES Businesses, assimilate and manage previously acquired field operations, collect accounts receivable, including receivables related to acquired businesses and receivables under appeal, hire and retain qualified personnel and comply with and respond to billing requirements issues, including those related to the Company’s billing and collection system, nurse shortages, HIPAA regulations, adverse litigation, workers’ compensation losses, availability and cost of medical malpractice insurance and reduced state funding levels and nursing hours authorized by Medicaid programs, and the impact of changes resulting from the recently enacted Medicare Act, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements of the Company made by or on behalf of the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all of such factors. Further, management cannot assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

PSA HEALTHCARE

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, Except Per Share Data)

		Three Months Ended
		March 31, 2007		March 31, 2006
Net revenue		$33,644		$29,203
Costs and expenses:
Costs of goods and services (exclusive of depreciation shown separately below)		20,960		17,494
Other operating costs and expenses
Administrative and marketing salaries, wages and benefits		5,416		4,910
Business insurance		1,495		1,408
Overhead		1,903		1,841

Other operating costs and expenses		8,814		8,159
Corporate, general and administrative
Salaries, wages and benefits		2,469		3,329
Business insurance		63		59
Professional services		1,196		1,044
Overhead		608		675

Corporate, general and administrative		4,336		5,107
Provision for doubtful accounts		215		60
Provision for insurance recoveries		(134)		—
Depreciation and amortization		279		246

Total costs and expenses		34,470		31,066

Operating loss		(826)		(1,863)
Other income		—		5
Interest income		832		626
Interest expense		—		(4)

Income (loss) from continuing operations before income tax expense (benefit)		6		(1,236)
Income tax expense (benefit)		2		(446)

Income (loss) from continuing operations		4		(790)
Discontinued operations:
Income from discontinued operations before income tax (benefit) expense	—		2,145
Income tax (benefit) expense	(1)		837

Income from discontinued operations		1		1,308

(Loss) gain on disposal of discontinued operations before income tax benefit	(17)		38
Income tax benefit	(9)		(42)

(Loss) gain on disposal of discontinued operations		(8)		80

Net (loss) income		$(3)		$598

Income per share data:
Basic net (loss) income per share data:
Income (loss) from continuing operations		$0.00		$(0.11)
Income from discontinued operations		0.00		0.18
(Loss) gain on disposal of discontinued operations		(0.00)		0.01

Net (loss) income		$(0.00)		$0.08

Diluted net (loss) income per share data:
Income (loss) from continuing operations		$0.00		$(0.11)
Income from discontinued operations		0.00		0.18
(Loss) gain on disposal of discontinued operations		(0.00)		0.01

Net (loss) income		$(0.00)		$0.08

Weighted average shares outstanding:
Basic		7,549		7,372

Diluted		7,734		7,372

	Nursing	PPEC	Consolidated Total
Three Months Ended March 31, 2007
Net revenue	$31,092	$2,552	$33,644

Costs of goods and services (exclusive of depreciation shown separately below)

Nursing and therapist salaries, wages, benefits and supplies	20,864	66	20,930
Disposables/Supplies	21	9	30

Total cost of goods and services	20,885	75	20,960
Other operating costs and expenses
Administrative and marketing salaries, wages and benefits	3,910	1,506	5,416
Business Insurance	1,377	118	1,495
Overhead	1,529	374	1,903

Total operating costs and expenses	6,816	1,998	8,814

Provision for doubtful accounts	199	16	215
Depreciation	59	69	128

Branch office contribution margin	$3,133	$394	$3,527

Three Months Ended March 31, 2006
Net revenue	$26,404	$2,799	$29,203

Costs of goods and services (exclusive of depreciation shown separately below)

Nursing and therapist salaries, wages, benefits and supplies	17,341	126	17,467
Disposables/Supplies	12	15	27

Total cost of goods and services	17,353	141	17,494
Other operating costs and expenses
Administrative and marketing salaries, wages and benefits	3,408	1,502	4,910
Business Insurance	1,302	106	1,408
Overhead	1,400	441	1,841

Total operating costs and expenses	6,110	2,049	8,159

Provision for doubtful accounts	106	(46)	60
Depreciation	38	46	84

Branch office contribution margin	$2,797	$609	$3,406

	Three Months Ended March 31, 2007	Three Months Ended March 31, 2006
Total profit for reportable segments	$3,527	$3,406

Corporate, general and administrative	(4,336)	(5,107)
Corporate depreciation and amortization	(151)	(162)
Provision for insurance recoveries	134	—
Other income	—	5
Interest income	832	626
Interest expense	—	(4)

Income (loss) from continuing operations, before income tax expense (benefit)	$6	$(1,236)